UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2008

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL 60169

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In February 2008, Career Education Corporation (the “Company”) announced plans to teach-out all programs at nine of eleven campuses the Company had previously held for sale. The remaining two campuses will be converted to Sanford-Brown schools. As the eleven campuses are no longer being held for sale, the results of operations of these campuses will be reflected within continuing operations for all periods presented. As such, the results of operations for the year ended December 31, 2007 have been adjusted to reflect this change. In addition, in February 2008, the Company announced a new management reporting structure. Exhibits 99.1, 99.2 and 99.3 to this Form 8-K (the “Exhibits”) contain certain financial and operating information for the Company giving effect to the reclassification from discontinued operations into continuing operations of the eleven campuses previously held for sale (the “Reclassification”) as well as giving effect to the Company’s new management reporting structure. The Exhibits are incorporated herein by reference.

Exhibit 99.1 contains the Company’s consolidated statement of income for the year ended December 31, 2007, as reported in the Company’s Annual Report on Form 10-K, and after giving effect to the Reclassification.

Exhibit 99.2 contains the Company’s unaudited consolidated statements of income for the quarterly periods ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, after giving effect to the Reclassification.

Exhibit 99.3 contains certain Company start and population numbers by reportable segment, after giving effect to the Reclassification and the Company’s new management reporting structure.

By filing this report on Form 8-K and furnishing the Exhibits, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company is furnishing the Exhibits pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Company’s consolidated statement of income for the year ended December 31, 2007, as reported in the Company’s Annual Report on Form 10-K, and after giving effect to the Reclassification.

99.2	Company’s unaudited consolidated statements of income for the quarterly periods ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, after giving effect to the Reclassification.

99.3	Company start and population numbers by reportable segment, after giving effect to the Reclassification and the Company’s new management reporting structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: April 11, 2008

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Company’s consolidated statement of income for the year ended December 31, 2007, as reported in the Company’s Annual Report on Form 10-K, and after giving effect to the Reclassification.

99.2	Company’s unaudited consolidated statements of income for the quarterly periods ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, after giving effect to the Reclassification.

99.3	Company start and population numbers by reportable segment, after giving effect to the Reclassification and the Company’s new management reporting structure.

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